UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

KNIGHTSCOPE, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

1070 Terra Bella Avenue
Mountain View, California 94043

February 23, 2024

Dear Stockholder:

We cordially invite you to attend a Special Meeting of Stockholders (the “Special Meeting”) of Knightscope, Inc. on Friday, April 5, 2024, at 1:00 p.m., Pacific Time (the “Special Meeting”). The Special Meeting will be held entirely online live via audio webcast. You will be able to attend and participate in the Special Meeting online by visiting meetnow.global/MKJY7VJ, where you will be able to listen to the Special Meeting live and vote.

You will find important information about the matters to be voted on at the Special Meeting in the accompanying Notice of Special Meeting of Stockholders and Proxy Statement. We are sending most of our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead a full set of printed materials. The Notice tells you how to access and review on the internet the important information contained in the proxy materials. The Notice also tells you how to vote on the internet or by phone prior to the Special Meeting and how to request to receive a printed copy of our proxy materials.

Your vote is important. We hope you will attend the Special Meeting online. We encourage you to review the proxy materials and vote as soon as possible. You may vote on the internet or by phone as described in the attached proxy materials. You also may vote by mail if you timely request to receive printed copies of these proxy materials in the mail. If you decide to attend the Special Meeting, you will be able to vote electronically, even if you have previously voted. Details about how to attend the Special Meeting online and how to cast your votes are posted at meetnow.global/MKJY7VJ and can be found in this proxy statement in the section entitled “Questions and Answers about the Special Meeting and Voting-How can I attend and vote at the Special Meeting?”.

Very truly yours,

/s/ William Santana Li
William Santana Li
Chairman, Chief Executive Officer and President

1070 Terra Bella Avenue
Mountain View, California 94043

NOTICE OF 2024 SPECIAL MEETING OF STOCKHOLDERS

Special Meeting Date	Friday, April 5, 2024

Time	1:00 p.m., Pacific Time

Place	meetnow.global/MKJY7VJ

Items of Business	(1) To approve an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our Class A Common Stock, par value $0.001 per share from 114,000,000 to 228,000,000; and

(2) To approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve Proposal 1.

Record Date	Holders of record of our capital stock on February 8, 2024, are entitled to receive notice of, and to vote at, the Special Meeting and any postponement or adjournment of the Special Meeting.

Voting	Your vote is important. We encourage you to read the accompanying proxy materials and submit your vote as soon as possible. You can find information about how to cast your vote in the question-and-answer section of the accompanying proxy statement.

Stockholder List	A list of stockholders entitled to vote at the Special Meeting will be available for inspection by any stockholder for the 10 days prior to the Special Meeting for a purpose germane to the Special Meeting by sending an email to invest@knightscope.com, stating the purpose of the request and providing proof of ownership of the Company’s securities. In addition, the list of stockholders will also be available during the Special Meeting through the Special Meeting website for those stockholders who have logged in with their control number.

Pursuant to rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials via the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders entitled to notice of, and to vote at, the Special Meeting and at any postponement or adjournment thereof. Stockholders will have the ability to access the proxy materials at www.envisionreports.com/KSCP_SP or request to receive a printed set of the proxy materials by mail or an electronic set of materials by email. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We believe these rules allow us to provide our stockholders with the information they need, while lowering the cost of delivery and reducincg the environmental impact of our Special Meeting.

By Order of the Board of Directors of
Knightscope, Inc.

/s/ William Santana Li
William Santana Li
Chairman, Chief Executive Officer and President

Mountain View, California
February 23, 2024

TABLE OF CONTENTS

Page

Questions and Answers about the Special Meeting and Voting	1

Proposal 1 - Approval of an Amendment to Our Amended and Restated Certificate of Incorporation to Increase the Number of Authorized Shares of CLASS A Common Stock	8

PROPOSAL 2 - approval of an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve Proposal 1	11

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	12

Householding	14

Stockholder Proposals	15

1070 Terra Bella Avenue
Mountain View, California 94043
(650) 942-1025

PROXY STATEMENT

Questions and Answers about the Special Meeting and Voting

Why did I receive these proxy materials?

We are providing these proxy materials to you in connection with the solicitation by the Board of Directors (the “Board”) of Knightscope, Inc., a Delaware corporation, of proxies to be voted at our 2024 Special Meeting of Stockholders (the “Special Meeting”).

The Special Meeting will be held on Friday, April 5, 2024, at 1:00 p.m., Pacific Time, online at meetnow.global/MKJY7VJ. The Special Meeting will be a completely virtual meeting conducted via live audio webcast. You will be able to attend the Special Meeting online and cast your vote during the meeting by visiting meetnow.global/MKJY7VJ, and entering the control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials. If you lose the control number, you may join the Special Meeting as a “Guest,” but you will not be able to vote or access the list of stockholders as of the close of business on the Record Date (as defined below). Only stockholders with a valid control number will be able to attend the Special Meeting and vote and access the list of stockholders as of the close of business on the Record Date (as defined below).

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 5, 2024: This notice and our proxy statement are available at meetnow.global/MKJY7VJ.

We expect to begin furnishing these proxy materials to stockholders on or about February 23, 2024.

When we use the term “Knightscope,” “Company,” “us,” “we,” or “our,” we mean Knightscope, Inc.

What matters will be voted on at the Special Meeting?

We will ask stockholders to vote on the following matters at the Special Meeting:

(1)           To approve an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our Class A Common Stock, par value $0.001 per share from 114,000,000 to 228,000,000; and

(2)           To approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve Proposal 1.

Who can vote?

Stockholders of record of our capital stock at the close of business on the record date of February 8, 2024 (the “Record Date”), are entitled to receive notice of, and to vote at, the Special Meeting. Our capital stock currently outstanding consists of our Class A Common Stock, Class B Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series m Preferred Stock, Series m-2 Preferred Stock and Series S Preferred Stock.

Each share of Series A Preferred Stock, Series B Preferred Stock and Series m-2 Preferred Stock (collectively known as “Super Voting Preferred Stock”) is convertible at the option of the holder at any time into shares of Class B Common Stock at the then-applicable conversion rate. Each share of Series m, Series m-1, Series m-3, Series m-4 and Series S Preferred Stock (collectively known as “Ordinary Preferred Stock”) is convertible at the option of the holder at any time into shares of Class A Common Stock at the then-applicable conversion rate. There were no shares of Series m-1, Series m-3, or Series m-4 Preferred Stock outstanding as of the Record Date. Holders of Class A Common Stock, Class B Common Stock, the Super Voting Preferred Stock and the Ordinary Preferred Stock vote together as a single class.

On April 30, 2019, the Company signed a Note and Warrant Purchase Agreement under the form of which the Company could issue up to $15 million of convertible promissory notes and warrants to purchase up to 3,000,000 shares of Series S Preferred Stock (the “Convertible Note Financing”). In connection with the Convertible Note Financing, William Santana Li, our Chairman, Chief Executive Officer and President, was granted a voting proxy to vote (i) substantially all of the shares of the Company’s Series m-4 Preferred Stock, (ii) the stock issued upon the conversion of warrants to purchase shares of the Company’s Series m-3 Preferred Stock, (iii) the stock issued upon the conversion of warrants to purchase shares of the Company’s Series S Preferred Stock, and (iv) the stock issuable upon conversion of the convertible promissory notes issued as part of the Convertible Note Financing, in each case to the extent that such shares are held by participants in the Convertible Note Financing (the “Voting Proxy”). There were no shares of Series m-3 or Series m-4 Preferred Stock outstanding as of the Record Date.

Each share of Class A Common Stock is entitled to one (1) vote per share as of the Record Date, and each share of Class B Common Stock is entitled to ten (10) votes per share as of the Record Date. Each holder of Super Voting Preferred Stock or the Ordinary Preferred Stock is entitled to the number of votes equal to the number of votes for each such share of Class A Common Stock or Class B Common Stock, as applicable, into which such preferred stock could then be converted. Fractional votes upon conversion will be disregarded. For additional information, see our Amended and Restated Certificate of Incorporation filed as Exhibit 2.1 to our Regulation A Offering Statement on Form 1-A, File No. 024-11004, filed with the SEC on July 18, 2019. Cumulative voting is not permitted.

As of the Record Date, the following number of shares of each class were issued and outstanding:

(i)            Class A Common Stock: 85,774,868 shares;

(ii)           Class B Common Stock: 9,357,822 shares;

(iii)          Series A Preferred Stock: 1,418,381 shares;

(iv)          Series B Preferred Stock: 3,498,859 shares;

(v)           Series m Preferred Stock: 1,776,253 shares;

(vi)          Series m-2 Preferred Stock: 160,000 shares; and

(vii)         Series S Preferred Stock: 2,622,890 shares.

A list of stockholders entitled to vote at the Special Meeting will be available for inspection by any stockholder for the 10 days prior to the Special Meeting at by sending an email to invest@knightscope.com, stating the purpose of the request and providing proof of ownership of the Company’s securities. In addition, the list of stockholders will also be available during the Special Meeting through the Special Meeting website for those stockholders who have logged in with their control number.

To attend and participate in the Special Meeting, you will need the control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your broker, bank or other nominee to obtain the control number or otherwise vote through the broker, bank or other nominee. If you lose the control number, you may join the Special Meeting as a “Guest” but you will not be able to vote or access the list of stockholders as of the close of business on the Record Date. Only stockholders with a valid control number, will be able to attend the Special Meeting and vote and access the list of stockholders as of the close of business on the Record Date.

The Special Meeting webcast will begin promptly at 1:00 p.m. Pacific Time. We encourage you to access the Special Meeting prior to the start time. Online check-in will begin at 12:45 p.m. Pacific Time, and you should allow ample time for the check-in procedures.

What is the difference between a stockholder of record and a beneficial holder?

Many of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name. There are some important distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A. (“Computershare”), you are the stockholder of record for those shares and are receiving proxy materials directly from us. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote online at the Special Meeting.

Beneficial Holder

If your shares are held in a stock brokerage account or by a bank or other nominee (commonly referred to as being held in “street name”), you are the beneficial holder of those shares. Your broker, bank or other nominee is the stockholder of record and has forwarded proxy materials to you as beneficial holder. As the beneficial holder, you have the right to direct your broker, bank or other nominee how to vote your shares and are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you have the control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials giving you the right to vote the shares. Please follow the voting instructions provided by your broker, bank or other nominee.

How do I vote?

Stockholder of Record

If you are a stockholder of record, you can vote over the phone or on the internet prior to the Special Meeting by following the instructions you received from us in the mail or by email. If you requested to receive a full set of proxy materials in the mail, you also can vote by mail using the proxy card included with the materials. Finally, you can vote online at the Special Meeting by attending the Special Meeting online and following the instructions posted at meetnow.global/MKJY7VJ.

Beneficial Holder

If you are a beneficial holder, you can vote over the phone or on the internet prior to the Special Meeting by following the instructions you received from your broker, bank or other nominee in the mail or by email. If you requested to receive a full set of proxy materials in the mail, you also can vote by mail using the voting instruction card included with the materials. If you have not received this information from your broker, bank, or other nominee, please contact them as soon as possible. You can vote online at the Special Meeting by attending the Special Meeting online and following the instructions posted at meetnow.global/MKJY7VJ. If you are a beneficial owner who does not have a control number, you may be able to gain access to the Special Meeting by logging into your brokerage firm’s website and selecting the shareholder communications mailbox to link through to the Special Meeting. Please follow the voting instructions provided by your broker, bank or other nominee.

If your shares are registered directly in your name, your shares will not be voted if you do not return your proxy or vote by virtual ballot at the Special Meeting. If your shares are held in “street name” by a bank, broker or other nominee, that person, as the record holder of your shares, is required to vote your shares according to your instructions. Your bank, broker or other nominee will send you directions on how to vote those shares. Under applicable stock exchange rules, brokers or other nominees have discretionary voting power with respect to proposals that are considered “routine,” but not with respect to “non-routine” proposals. Proposal 1 and Proposal 2 are each considered a “routine” proposal. Therefore, if you do not provide voting instructions to your broker, your broker may vote your shares with respect to Proposal 1 and Proposal 2.

However, we understand that certain brokerage firms have elected not to vote even on “routine” matters without your voting instructions. If your bank, broker or other nominee has made this decision, and you do not provide voting instructions, your shares will not be voted at the Special Meeting. Accordingly, we urge you to direct your bank, broker or other nominee how to vote by returning your voting materials as instructed or by obtaining a control number from your broker or other nominee in order to vote your shares electronically at the Special Meeting. This ensures your shares will be voted at the meeting in the manner you desire.

The voting deadlines and availability of telephone and internet voting for beneficial owners of shares held in “street name” will depend on the voting processes of the organization that holds your shares. Therefore, we urge you to carefully review and follow the voting instructions card and any other materials that you receive from that organization.

Multiple Holdings

If you hold shares both as a stockholder of record and as a beneficial holder, you must vote separately for each set of shares.

How can I attend and vote at the Special Meeting?

The Special Meeting will be held entirely online live via audio webcast. Any stockholder can attend the Special Meeting live online at meetnow.global/MKJY7VJ. If you were a stockholder as of the Record Date and you have your control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials, you can vote at the Special Meeting.

A summary of the information you need to attend the Special Meeting online is provided below:

•	To attend and participate in the Special Meeting, you will need the control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials.

•	The Special Meeting webcast will begin promptly at 1:00 p.m. Pacific Time. We encourage you to access the Special Meeting prior to the start time. Online check-in will begin at 12:45 p.m. Pacific Time, and you should allow ample time for the check-in procedures.

•	The virtual Special Meeting platform is fully supported across browsers and devices running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Internet connection wherever they intend to participate in the Special Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the Special Meeting.

•	Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at meetnow.global/MKJY7VJ.

•	Assistance with questions regarding how to attend and participate via the Internet will be provided at meetnow.global/MKJY7VJ on the day of the Special Meeting.

•	Stockholders that have accessed the Special Meeting as a stockholder (rather than a “Guest”) will be permitted to submit questions relevant to the business of the Special Meeting during the Special Meeting, which we intend to respond to within a reasonable time after the Special Meeting. Each stockholder is limited to no more than two questions, and should provide the email address that they can be reached at. Questions should be succinct and pertinent to the Special Meeting. We will not address questions that are, among other things:

o	irrelevant to the business of the Special Meeting;

o	related to material non-public information of the Company, including the status or results of our business since our last Annual Report on Form 10-K;

o	related to any pending, threatened or ongoing litigation;

o	related to personal grievances;

o	derogatory references to individuals or that are otherwise in bad taste;

o	substantially repetitious of questions already submitted by another stockholder;

o	in excess of the two question limit;

o	in furtherance of the stockholder’s personal or business interests; or

o	out of order or not otherwise suitable for the conduct of the Special Meeting as determined by the Chairperson or Secretary in their reasonable judgment.

To attend and participate in the Special Meeting, you will need the control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your broker, bank or other nominee to obtain your control number or otherwise vote through the broker, trustee, bank or other holder of record. If you lose your control number, you may join the Special Meeting as a “Guest,” but you will not be able to vote, submit questions, or access the list of stockholders as of the close of business on the Record Date. Only stockholders with a valid control number, will be able to attend the Special Meeting and vote, submit questions and access the list of stockholders as of the close of business on the Record Date.

What if during the check-in time or during the Special Meeting I have technical difficulties or trouble accessing the virtual Special Meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Special Meeting website. If you encounter any difficulties accessing the virtual Special Meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Special Meeting login page.

Can I change or revoke my vote?

If you are a stockholder of record, you may change your vote at any time prior to the vote at the Special Meeting by taking any of the following actions:

•	prior to the Special Meeting, submitting a new proxy by internet or by phone until 10:00 p.m. Pacific Time on Thursday, April 4, 2024;

•	prior to the Special Meeting, providing a written revocation addressed to our Chief Financial Officer and to our Corporate Secretary so that it is received by Thursday, April 4, 2024; or

•	during the Special Meeting, voting online by following the instructions at meetnow.global/MKJY7VJ.

If you are a beneficial holder, you may change your vote by submitting new voting instructions to your broker, bank or other nominee following the instructions they provided to you. You may also vote online at the Special Meeting, which will have the effect of revoking any previously submitted voting instructions, if you obtain your control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials.

Whether you are a stockholder of record or a beneficial owner of shares held in street name, your attendance at the Special Meeting online will not, by itself, automatically revoke your proxy.

What is the quorum requirement for the Special Meeting?

A quorum of stockholders is necessary for any action to be taken at the Special Meeting (other than adjournment or postponement of the Special Meeting). A quorum exists if stockholders holding a majority of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote at the Special Meeting in person, or by means of remote communication, or by proxy.   If you submit a properly completed proxy, even if you abstain from voting, your shares will be counted for purposes of determining the presence of a quorum. Broker non-votes (described below) also will be counted for purposes of determining the presence of a quorum if the broker, bank or other nominee uses its discretionary authority to vote on at least one routine matter under applicable stock exchange rules.

How will my shares be voted at the Special Meeting?

Your shares will be voted in accordance with your properly submitted instructions.

Stockholders of Record

If you are a stockholder of record and you submit a proxy but do not include voting instructions on a matter, your shares will be voted in favor of both Proposal 1 and Proposal 2 in accordance with the recommendation of our Board. If any other matters are properly presented for a vote at the Special Meeting or any adjournment or postponement thereof, your shares will be voted in the discretion of the named proxies.

Beneficial Holders and Broker Non-Votes

If you are a beneficial holder and you do not provide voting instructions to your broker, bank or other nominee, that organization will determine if it has the discretionary authority to vote your shares on the particular matter. Under applicable stock exchange rules, brokers or other nominees have discretionary voting power with respect to proposals that are considered “routine,” but not with respect to “non-routine” proposals. Proposal 1 and Proposal 2 are each considered a “routine” proposal. Therefore, if you do not provide voting instructions to your broker, your broker may vote your shares with respect to Proposal 1 and Proposal 2.

However, we understand that certain brokerage firms have elected not to vote even on “routine” matters without your voting instructions. If your bank, broker or other nominee has made this decision, and you do not provide voting instructions, your shares will not be voted at the Special Meeting. Accordingly, we urge you to direct your bank, broker or other nominee how to vote by returning your voting materials as instructed or by obtaining a control number your broker or other nominee in order to vote your shares electronically at the Special Meeting. This ensures your shares will be voted at the meeting in the manner you desire.

The unvoted shares are called “broker non-votes.” Shares that constitute broker non-votes are considered present for purposes of determining a quorum but are not considered entitled to vote or votes cast on the particular matter.

What are the voting requirements for each matter?

Proposal		Vote Required	Effect of Abstentions	Broker Discretionary Voting Allowed	Effect of Broker Non-Vote
(1)	To approve an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our Class A Common Stock, par value $0.001 per share from 114,000,000 to 228,000,000	The affirmative vote of the holders of a majority of the votes cast for or against	No effect	Yes*	We do not expect any broker non-votes in connection with this proposal*

(2)	To approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve Proposal 1	The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Special Meeting and entitled to vote on the matter	Against	Yes*	We do not expect any broker non-votes in connection with this proposal*

* We understand that certain brokerage firms have elected not to vote even on “routine” matters without your voting instructions. If your bank, broker or other nominee has made this decision, and you do not provide voting instructions, your shares will not be voted at the Special Meeting. A broker non-vote would have no impact on Proposal 1 or on Proposal 2.

What are the recommendations of the Board?

Our Board recommends that you vote:

•	“FOR” the approval an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our Class A Common Stock, par value $0.001 per share from 114,000,000 to 228,000,000 (Proposal 1); and

•	“FOR” the approval of an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve Proposal 1 (Proposal 2).

Any properly authorized proxy as to which no instructions are given will be voted in accordance with the foregoing recommendations.

Who will pay the costs of soliciting votes for the Special Meeting?

We will bear all expenses incurred in connection with the solicitation of proxies. We will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of common stock. Our directors, officers and employees also may solicit proxies by mail, telephone and personal contact. They will not receive any additional compensation for these activities. We will send proxy materials or additional soliciting materials to banks, brokers, other institutions, nominees, and fiduciaries, and these organizations will then forward the materials to the beneficial holders of our shares. On request, we will reimburse these organizations for their reasonable expenses in forwarding these materials.

How can I find the results of the voting after the Special Meeting?

We will announce preliminary voting results at the Special Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Special Meeting.

Proposal 1 - Approval of an Amendment to Our Amended and Restated Certificate of Incorporation to Increase the Number of Authorized Shares of CLASS A Common Stock

Our Amended and Restated Certificate of Incorporation currently authorizes the issuance of 114,000,000 shares of Class A Common Stock, par value $0.001 per share. On February 7, 2024, our Board adopted a resolution to amend the Amended and Restated Certificate of Incorporation, subject to stockholder approval, by increasing the number of authorized shares of our Class A Common Stock to 228,000,000 shares (the “Share Increase Amendment”). The additional 114,000,000 shares of Class A Common Stock authorized for issuance pursuant to the proposed Share Increase Amendment would be part of the existing class of Class A Common Stock and, if and when issued, would have the same rights and privileges as the shares of Class A Common Stock presently issued and outstanding. The holders of Class A Common Stock are not entitled to preemptive rights or cumulative voting.

The Share Increase Amendment will not affect the number of authorized shares of the other capital stock of the Company, including (i) 30,000,000 authorized shares of Class B Common Stock, $0.001 par value per share; and (ii) 43,405,324 authorized shares of Preferred Stock, $0.001 par value per share, consisting of (A) 8,936,015 shares designated as Series A Preferred Stock, (B) 4,707,501 shares designated as Series B Preferred Stock, (C) 6,666,666 shares designated as Series m Preferred Stock, (D) 333,334 shares designated as Series m-1 Preferred Stock, (E) 1,660,756 shares designated as Series m-2 Preferred Stock, (F) 3,490,658 shares designated as Series m-3 Preferred Stock, (G) 4,502,061 shares designated as Series m-4 Preferred Stock, and (H) 13,108,333 shares designated as Series S Preferred Stock.

As of the Record Date, the following number of shares of each class were issued and outstanding:

(viii)        Class A Common Stock: 85,774,868 shares;

(ix)           Class B Common Stock: 9,357,822 shares;

(x)            Series A Preferred Stock: 1,418,381 shares;

(xi)           Series B Preferred Stock: 3,498,859 shares;

(xii)          Series m Preferred Stock: 1,776,253 shares;

(xiii)         Series m-2 Preferred Stock: 160,000 shares; and

(xiv)         Series S Preferred Stock: 2,622,890 shares.

If our stockholders approve this proposal, then the second sentence of ARTICLE IV of our Amended and Restated Certificate of Incorporation will be deleted and replaced in its entirety to read as follows:

“The total number of shares of stock that the corporation shall have authority to issue is 301,405,324 shares, consisting of 228,000,000 shares of Class A Common Stock, $0.001 par value per share, 30,000,000 shares of Class B Common Stock, $0.001 par value per share, and 43,405,324 shares of Preferred Stock, $0.001 par value per share.”

Purpose of Share Increase Amendment

Our Board believes it is in the best interests of the Company and our stockholders to increase our authorized shares of Class A Common Stock in order to have additional shares available for use as our Board deems appropriate or necessary. As such, the primary purpose of the Share Increase Amendment is to provide the Company with greater flexibility with respect to managing its Class A Common Stock in connection with such corporate purposes as may, from time to time, be considered advisable by our Board. These corporate purposes could include, without limitation, (i) financing activities, including the at-the-market offering program that we commenced in February 2023, as amended in August 2023, with H.C. Wainwright & Co., LLC as sales agent, which allows us to sell and issue shares of Class A Common Stock from time-to-time of up to approximately $25.0 million, subject to, and in accordance with, SEC rules. As of January 31, 2024, we have sold an aggregate of approximately $28.5 million in shares of Class A Common Stock under the at-the-market offering program; (ii) other public or private offerings of Class A Common Stock; (iii) stock dividends or splits; (iv) conversions of convertible securities; (v) issuance of stock options and other equity awards pursuant to our incentive plans; and (vi) establishing strategic relationships. Having an increased number of authorized but unissued shares of Class A Common Stock would allow us to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a special meeting of stockholders for the purpose of approving an increase in our capitalization. Our Board will determine whether, when and on what terms the issuance of shares of Class A Common Stock may be warranted in connection with any of the foregoing purposes.

Effect of Approval of Proposed Amendment

The following table illustrates the effect the proposed Share Increase Amendment would have on the number of shares of Class A Common Stock available for issuance, if approved by our stockholders:

	As of January 31, 2024	Upon Effectiveness of Amendment
TOTAL AUTHORIZED SHARES OF COMMON STOCK	114,000,000	228,000,000
Issued and outstanding shares of Class A Common Stock	85,112,928	85,112,928
Shares of Class A Common Stock reserved for future issuance upon conversion of outstanding Class B Common Stock(1)	357,822	357,822
Shares of Class A Common Stock reserved for future issuance upon conversion of Super Voting Preferred Stock (and corresponding Class B Common Stock)(2)	6,516,328	6,516,328
Shares of Class A Common Stock reserved for future issuance upon conversion of Ordinary Preferred Stock(3)	6,893,329	6,893,329
Shares of Class A Common Stock reserved for future issuance upon exercise of outstanding warrants for Class A Common Stock(4)	1,138,446	1,138,446
Shares of Class A Common Stock issuable pursuant to outstanding equity awards under the Company’s incentive plans(5)	9,433,870	9,433,870
Shares of Class A Common Stock reserved for future issuance under the Company’s incentive plans(6)	1,152,749	5,652,749
Shares of Class A Common Stock authorized, unissued, and unreserved	3,394,528	112,894,528

(1)	Consists of shares of Class A Common Stock that, pursuant to our Amended and Restated Certificate of Incorporation, we are required to reserve for issuance upon conversion of Class B Common Stock. This amount excludes an aggregate of 9,000,000 shares of Class B Common Stock (and the corresponding shares of Class A Common Stock) belonging to William Santana Li and Stacy Dean Stephens. Each of Mr. Li and Mr. Stephens have entered into standstill agreements pursuant to which they have agreed not to effect a conversion of their respective shares of Class B Common Stock until after the Company’s annual meeting of stockholders to be held in 2024.
(2)	Consists of shares of Class A Common Stock that, pursuant to our Amended and Restated Certificate of Incorporation, we are required to reserve for issuance upon conversion of our Super Voting Preferred Stock (and corresponding Class B Common Stock).
(3)	Consists of shares of Class A Common Stock that, pursuant to our Amended and Restated Certificate of Incorporation, we are required to reserve for issuance upon conversion of our Ordinary Preferred Stock.
(4)	Excludes 5,028,183 shares of Class A Common Stock issuable pursuant upon exercise of outstanding warrants for Ordinary Preferred Stock. Each of the holders of the warrants for Ordinary Preferred Stock have entered into standstill agreements pursuant to which they have agreed not to exercise their respective warrants for Ordinary Preferred Stock until after the Company’s annual meeting of stockholders to be held in 2024.
(5)	Consists of shares issuable pursuant to outstanding options to purchase shares of the Company’s Class A Common Stock.
(6)	As of January 31, 2024, represents the number of shares of Class A Common Stock allocated by the Company for future issuance under its existing equity incentive plans prior to the effectiveness of the Share Increase Amendment. After the effectiveness of the Share Increase Amendment and pursuant to the Company’s existing equity incentive plans, the Company will have an aggregate additional amount of 4,500,000 shares of Class A Common Stock available for future issuance.

Other than as listed in the table above and the footnotes thereto, we do not currently have any arrangements, agreements or understandings that would require the issuance of additional shares of Class A Common Stock, other than our at-the-market offering program. Because our directors and executive officers have outstanding equity awards under our incentive plans, and may be granted additional equity awards under these plans, they may be deemed to have an indirect interest in the Share Increase Amendment because, absent the amendment, the Company may not have sufficient authorized shares to make future awards.

The Share Increase Amendment will not have any immediate effect on the rights of existing stockholders. However, our Board will have the authority to issue authorized Class A Common Stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or rules of the Nasdaq Stock Market. Future issuances of Class A Common Stock or securities convertible into or exchangeable for Class A Common Stock could have a dilutive effect on our earnings per share, book value per share and the voting power and interest of current stockholders.

If the Share Increase Amendment is approved by stockholders, all other sections of the Amended and Restated Certificate of Incorporation would be maintained in their current form. The Share Increase Amendment would become effective upon the filing of a Certificate of Amendment to our Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which the Company intends to do promptly after the Special Meeting if this proposal is approved by stockholders. In the event that the Share Increase Amendment is not approved by our stockholders at the Special Meeting, including an adjournment thereof, the current Amended and Restated Certificate of Incorporation would remain in effect in its entirety. Our Board reserves the right, notwithstanding stockholder approval of the Share Increase Amendment and without further action by our stockholders, not to proceed with the Share Increase Amendment at any time before it becomes effective.

Potential Anti-Takeover Effect

Our Board has not proposed the Share Increase Amendment with the intention of discouraging tender offers or takeover attempts of the Company. However, the availability of additional authorized shares of Class A Common Stock for issuance could, under certain circumstances, discourage or make more difficult efforts to obtain control of our company. This proposal is not being presented with the intent that it be used to prevent or discourage any acquisition attempt, but nothing would prevent our Board from taking any appropriate actions not inconsistent with its fiduciary duties. We do not have a poison pill plan and have not made any non-stockholder approved repricings of our equity awards.

Dissenters’ Rights of Appraisal

Under Delaware law, stockholders are not entitled to appraisal rights with respect to the Share Increase Amendment, and we will not independently provide our stockholders with any such right.

OUR BOARD RECOMMENDS A VOTE “FOR” Approval of an Amendment to Our Amended and Restated Certificate of Incorporation to Increase the Number of Authorized Shares of CLASS A Common Stock.

PROPOSAL 2 - Approval of an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve Proposal 1

Our stockholders are being asked to approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve Proposal 1. If our stockholders approve this proposal, we could adjourn the Special Meeting, and any adjourned session of the Special Meeting, and use the additional time to solicit additional proxies in favor of the Share Increase Amendment proposal. Among other things, approval of Proposal 2 could mean that, even if we had received proxies representing a sufficient number of votes against Proposal 1 such that it would be defeated, we could adjourn the Special Meeting without a vote on Proposal 1 and seek to convince the holders of those shares to change their votes to votes in favor of the proposal.

OUR BOARD RECOMMENDS A VOTE “FOR” approval of an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve Proposal 1.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets out certain information with respect to the beneficial ownership of the voting securities of the Company, as of January 31, 2024, for:

•	each person who we know beneficially owns more than 5% of any class of our voting securities;

•	each of our directors;

•	each of our named executive officers; and

•	all of our directors and executive officers as a group.

Percentage ownership is based on 85,112,928 shares of Class A common stock outstanding and 9,357,822 shares of Class B common stock outstanding, in each case, as of January 31, 2024.

The table below does not reflect 5,028,183 shares of Class A Common Stock issuable upon exercise of outstanding warrants for Ordinary Preferred Stock. Each of the holders of the warrants for Ordinary Preferred Stock have entered into standstill agreements pursuant to which they have agreed not to exercise their respective warrants for Ordinary Preferred Stock until after the Company’s annual meeting of stockholders to be held in 2024. The shares subject to the warrants for Ordinary Preferred Stock are subject to a voting proxy, dated November 18, 2021, granted in favor of Mr. Li.

We have determined beneficial ownership in accordance with the rules of the SEC. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares subject to options, or other rights, held by such person that are currently exercisable or convertible, or will become exercisable or convertible or will vest within 60 days of January 31, 2024, are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of all listed stockholders is c/o Knightscope, Inc., 1070 Terra Bella Avenue, Mountain View, California 94043. Except as indicated by the footnotes below, we believe that the persons and entities named in the table below have sole voting and investment power with respect to all securities that they beneficially own, subject to applicable community property laws.

	Class A Common Stock Beneficially Owned			Class B Common Stock Beneficially Owned		Series A Preferred Stock Beneficially Owned		Series B Preferred Stock Beneficially Owned		Series m-2 Preferred Stock Beneficially Owned		Series S Preferred Stock Beneficially Owned		Combined Voting Power(1)
Name of Beneficial Owner	Number		%	Number	%	Number	%	Number	%	Number	%	Number	%
5% Stockholders:
William (“Bill”) Santana Li	2,236,307	(2)	2.6%	7,000,000	74.8%	–	–	–	–	–	–	–	–	27.9%
NetPosa Technologies (Hong Kong) Limited(3)	–		–	–	–	–	–	2,450,860	70.0%	–	–	–	–	13.0%
Stacy Dean Stephens(4)	1,147,491		1.3%	2,000,000	21.4%	–	–	–	–	–	–	–	–	8.4%
F50 Ventures Fund LP(5)	–		–	–	–	559,785	39.5%	183,248	5.2%	–	–	–	–	3.5%
Series Knightscope LLC F50 Global Syndicate Fund LLC(6)	–		–	–	–	–	–	434,733	12.4%	–	–	–	–	2.3%
AIDS Healthcare Foundation(7)	–		–	–	–	–	–	270,060	7.7%	150,000	93.8%	–	–	2.3%
Lab IX(8)	–		–	–	–	223,914	15.8%	–	–	–	–	–	–	1.0%
V Swaminathan(9)	–		–	–	–	111,957	7.9%	73,525	2.1%	–	–	–	–	*
Brett Hershey(10)	–		–	–	–	111,957	7.9%	61,300	1.8%	–	–	12,500	*	*
Godfrey Sullivan(11)	–		–	–	–	158,452	11.2%	–	–	–	–	31,250	1.2%	*
Equity Trust Company(12)	–		–	–	–	–	–	–	–	10,000	6.3%	–	–	*
Named Executive Officers and Directors:
William (“Bill”) Santana Li	2,236,307	(2)	2.6%	7,000,000	74.8%	–	–	–	–	–	–	–	–	27.9%
Mallorie Burak(13)	717,143		*	–	–	–	–	–	–	–	–	–	–	*
Mercedes Soria	2,236,307	(2)	2.6%	7,000,000	74.8%	–	–	–	–	–	–	–	–	27.9%
Apoorv S. Dwivedi	250		*	–	–	–	–	–	–	–	–	–	–	*
William G Billings(14)	101,106		*	–	–	–	–	–	–	–	–	–	–	*
Robert A. Mocny(14)	100,200		*	–	–	–	–	–	–	–	–	–	–	*
Melvin W. Torrie(14)	100,000		*	–	–	–	–	–	–	–	–	–	–	*
All executive officers and directors as a group (9 individuals)(15)	5,578,950		6.2%	9,000,000	96.2%	–	–	–	–	–	–	–	–	36.3%

* Represents beneficial ownership of less than 1%.

(1)	Represents the percentage of voting power with respect to all shares of the Company’s outstanding capital stock as if converted to Class A common stock or Class B common stock, as applicable, voting as a single class. The holders of Series A preferred stock, Series B preferred stock, Series m-2 preferred stock and Class B common stock are entitled to 10 votes per share. The holders of our Series S preferred stock, Series m preferred stock, Series m-1 preferred stock, Series m-3 preferred stock, Series m-4 preferred stock and Class A common stock are entitled to one vote per share. There were no outstanding shares of Series m-1, Series m-3, or Series m-4 Preferred Stock outstanding as of January 31, 2024 or as of the Record Date. There were no holders of Series m Preferred Stock who held 5% of any class of our voting securities or who was one of our directors, named executive officers, or executive officers as of January 31, 2024. Combined voting power does not include shares underlying options or warrants convertible into shares of Class A common stock or Class B common stock.

(2)	Consists of 1,054,461 shares of Class A common stock underlying stock options that are currently exercisable or exercisable within 60 days of January 31, 2024, held by Mr, Li, and 1,181,846 shares of Class A common stock underlying stock options that are currently exercisable or exercisable within 60 days of January 31, 2024, held by Ms. Soria, who is Mr. Li’s wife.

(3)	The address for NetPosa Technologies (Hong Kong) Limited is Suite 1023, 10/F, Ocean Centre, 5 Canton Road, Tsim Sha Tsui, Kowloon Hong Kong.

(4)	Includes 147,491 shares of Class A common stock underlying stock options that are currently exercisable or exercisable within 60 days of January 31, 2024, held by Mr. Stephens.

(5)	The address for F50 Ventures Fund LP is 2132 Forbes Avenue, Santa Clara, California 95050.

(6)	The address for Series Knightscope LLC F50 Global Syndicate Fund LLC is 2625 Middlefield Road, Ste. 414, Palo Alto, California 94301.

(7)	The address for AIDS Healthcare Foundation is 6255 Sunset Boulevard, 21st Floor, Los Angeles, California 90028.

(8)	The address for Lab IX is 6201 America Center Drive, San Jose, California 95002.

(9)	The address for Mr. Swaminathan is 3 Via Di Lugano, Henderson, Nevada 890113.

(10)	The address for Mr. Hershey is c/o Walden Woods Holdings LLC, 900 Tanglewood Drive, Concord, Massachusetts 01742.

(11)	The address for Mr. Sullivan is 20400 Stevens Creek Blvd., Suite 750, Cupertino, California 95014.

(12)	Represents securities held by Equity Trust Company FBO Tiffany Thy Tran Roth IRA. The address for Equity Trust Company FBO Tiffany Thy Tran Roth IRA is 1 Equity Way, Westlake, Ohio 44145.

(13)	Represents stock options that are currently exercisable or exercisable within 60 days of January 31, 2024.

(14)	Includes 100,000 shares of Class A common stock underlying stock options that are currently exercisable or exercisable within 60 days of January 31, 2024.

(15)	Consists of (a) 1,001,556 shares of Class A common stock, (b) 4,577,394 shares of Class A common stock underlying stock options that are currently exercisable or exercisable within 60 days of January 31, 2024, and (c) 9,000,000 shares of Class B common stock.

Householding

We have adopted a practice called “householding.” This practice allows us to deliver only one copy of certain of our stockholder communications (such as the notice regarding the internet availability of proxy materials, our annual reports, or our proxy materials) to stockholders who have the same address and last name and who do not participate in email delivery of these materials, unless one or more of these stockholders notifies us that he or she would like to receive an individual copy of these notices or materials. If you share an address with another stockholder and receive only one set of proxy-related materials and would like to request a separate copy for this year’s Special Meeting or for any future meetings or stockholder communications, please send your written request to Knightscope, Inc., 1070 Terra Bella Avenue, Mountain View, California 94043, Attention: Secretary, or call us at (650) 924-1025. Upon written or oral request, we will promptly deliver a separate copy to you. Similarly, you may also contact us through either of these methods if you receive multiple copies of proxy-related materials and other stockholder communications and would prefer to receive a single copy in the future.

Stockholder Proposals

A stockholder who would like to have a proposal considered for inclusion in our proxy statement in connection with our 2024 annual meeting of stockholders (the “2024 Annual Meeting) pursuant to SEC Rule 14a-8 must submit the proposal so that it is received by us no later than February 9, 2024, unless the date of our 2024 Annual Meeting is more than 30 days before or after July 20, 2024, in which case the proposal must be received a reasonable time before we begin to print and send our proxy materials. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to Knightscope, Inc., 1070 Terra Bella Avenue, Mountain View, California 94043, Attention: Secretary.

For a stockholder proposal that is submitted for presentation at the 2024 Annual Meeting and is not intended to be included in our proxy statement via the process described above, or for any nomination of a director to our Board, the proxies named in the form of proxy in connection with the 2024 Annual Meeting will be entitled to exercise discretionary authority on that proposal unless we receive notice of the matter on or before April 24, 2024. If the date of the 2024 Annual Meeting is moved more than 30 days before or after July 20, 2024, the deadline is instead a reasonable time before we mail the proxy materials. For proposals (including nominations) that are properly submitted and timely filed, if the stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, we may exercise discretionary voting under proxies that we solicit to vote in accordance with our best judgment on any such stockholder proposal, provided that we include in our proxy statement in connection with the 2024 Annual Meeting our advice on the nature of the proposal and how we intend to exercise our voting discretion.

Nomination of Director Candidates: You may propose director candidates for consideration by the Board. Any such recommendations should include the nominee’s name and qualifications for Board membership and should be directed to our Secretary at the address of our principal executive offices set forth above.

In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than May 21, 2024. In addition, Rule 14a-19 under the Exchange Act requires additional information be included in director nomination notices, including a statement that the stockholder intends to solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors. If any change occurs with respect to such stockholder’s intent to solicit the holders of shares representing at least 67% of such voting power, such stockholder must notify us promptly. We intend to file a proxy statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for our 2024 Annual Meeting. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed by us with the SEC without charge from the SEC’s website at: www.sec.gov.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING ELECTRONICALLY, WE URGE YOU TO SUBMIT A PROXY FOR YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, OR BY SIGNING, DATING AND MAILING ANY PROXY CARD THAT YOU MAY HAVE RECEIVED.

By Order of the Board of Directors,

/s/ William Santana Li
William Santana Li
Chairman, Chief Executive Officer and President

February 23, 2024

KNIGHTSCOPE VOTE

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Your vote matters – here's how to vote!

2024 Special Meeting Proxy Card

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Your vote matters - here's how to vote! You may vote online or by phone instead of mailing this card. Online Go to www.envisionreports.com/KSCP_SP or scan the QR code - login details are located in the shaded bar below. Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/KSCP_SP Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 2024 Special Meeting Proxy Card 1234 5678 9012 345 IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals - The Board of Directors recommend A a vote FOR Proposals 1 and 2. 1. Approve an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Class A Common Stock from 114,000,000 to 228,000,000 2. Approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve Proposal 1 B Authorized Signatures - This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) - Please print date below. Signature 1 - Please keep signature within the box. Signature 2 - Please keep signature within the box.

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The 2024 Special Meeting of Stockholders of Knightscope, Inc. will be held on April 5, 2024 at 1:00 pm Pacific Time, virtually via the internet at meetnow.global/MKJY7VJ. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Important notice regarding the Internet availability of proxy materials for the Special Meeting of Stockholders. The material is available at: www.envisionreports.com/KSCP_SP Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/KSCP_SP IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE Knightscope, Inc. Notice of 2024 Special Meeting of Stockholders Proxy Solicited by Board of Directors for Special Meeting - April 5, 2024 at 1:00 p.m. Pacific Time William Santana Li and Apoorv Dwivedi, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Stockholders of Knightscope, Inc. to be held on April 5, 2024 or at any postponement, continuation or adjournment thereof. Shares represented by this proxy will be voted in the manner directed by the stockholder. If no such directions are indicated, the proxies will have authority to vote FOR Proposals 1 and 2. Such proxies are authorized to vote in their discretion on any matter that the Board did not know would be presented at the Special Meeting of Stockholders by a reasonable time before the proxy solicitation was made, and on such other business as may be properly brought before the meeting or any postponement, continuation, or adjournment thereof. (Items to be voted appear on reverse side) . Change of Address - Please print new address below. Comments - Please print your comments below. C Non-Voting Items

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